SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 21, 2005

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 21, 2005, the HR & Compensation Committee (the “Committee”) of the Board of Directors of Hewlett-Packard Company (“HP”) amended and restated the Severance Plan for Executive Officers of Hewlett-Packard Company (the “Severance Plan”) to reduce the multiple used to calculate severance benefits payable to executive officers of HP, and to change the payout formula to reflect actual bonuses paid instead of target bonuses. The amendment changes: (i) the CEO severance payment from 2.5 x (salary + target bonus) to 2.0 x (salary + average annualized short-term variable pay bonus payments over the prior three years (“Average Bonus”)), (ii) Executive Vice President severance payments from 2.0 x (salary + target bonus) to 1.5 x (salary + Average Bonus), and (iii) Senior Vice President severance payments from 1.5 x (salary + target bonus) to 1.0 x (salary + Average Bonus). The Severance Plan is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In addition, on July 21, 2005 the Committee modified the HP Long-Term Performance Cash Program (the “LTPC Program”) to provide stub periods in order to align the LTPC Program with HP’s fiscal year. Under the LTPC Program, awards are eligible to be “banked” if HP achieves pre-defined objectives at the end of each milestone period, and a modifier is applied to the amount of such awards at the end of each three-year program.  As a result:

•

the 2003 LTPC Program will have the following milestone periods: the twelve-month period ending on April 30, 2004, the twelve-month period ending on April 30, 2005, the six-month period ending on October 31, 2005 and the six-month period ending on April 30, 2006;

•

the 2004 LTPC Program will have the following milestone periods: the twelve-month period ending on April 30, 2005, the six month period ending on October 31, 2005, the twelve-month period ending on October 31, 2006 and the six-month period ending on April 30, 2007;

•

the 2005 LTPC Program will have the following milestone periods: the six-month period ending on October 31, 2005, the twelve-month period ending on October 31, 2006, the twelve-month period ending on October 31, 2007 and the six-month period ending on April 30, 2008.

The amendments to the Long-Term Performance Cash Award Agreements for the 2003 LTPC Program and the 2004 LTPC Program reflecting the fiscal year alignment are attached hereto as exhibits 99.2 and 99.3, respectively, and the Long-Term Performance Cash Award Agreement for the 2005 LTPC Program reflecting the fiscal year alignment is attached hereto as exhibit 99.4, all of which are incorporated herein by reference.

9.01	Financial Statements and Exhibits

(c) Exhibits

	Exhibit No.	Description
	99.1	The amended and restated Severance Plan for Executive Officers of Hewlett-Packard Company
	99.2	Amendment One to the Long-Term Performance Cash Award Agreement for the 2003 Program
	99.3	Amendment One to the Long-Term Performance Cash Award Agreement for the 2004 Program
	99.4	Long-Term Performance Cash Award Agreement for the 2005 Program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: July 27, 2005	By:	/s/ Charles N. Charnas
	Name:	Charles N. Charnas
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Description

99.1	The amended and restated Severance Plan for Executive Officers of Hewlett-Packard Company
99.2	Amendment One to the Long-Term Performance Cash Award Agreement for the 2003 Program
99.3	Amendment One to the Long-Term Performance Cash Award Agreement for the 2004 Program
99.4	Long-Term Performance Cash Award Agreement for the 2005 Program